Table of Contents

      USAA Family of Funds                              1
      Message from the President                        2
      Investment Review                                 4
      Message from the Manager                          5
      Financial Information:
         Distributions to Shareholders                  8
         Independent Auditors' Report                   9
         Categories and Definitions                    10
         Portfolio of Investments                      11
         Notes to Portfolio of Investments             16
         Statement of Assets and Liabilities           17
         Statement of Operations                       18
         Statements of Changes in Net Assets           19
         Notes to Financial Statements                 20


Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Short-Term Bond Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.







USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index(2)                         Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.








Message from the President

On June 14, 1998, my wife attended a baby shower given for her daughter, Andrea. That evening, in addition to many nice gifts, Andrea had another surprise, a new baby boy, James Kade Broyles. James was our fourth grandchild to receive an Investart(Registered Trademark) account. His account is in the USAA Growth & Income Fund. These accounts point up at this time some things I have long believed.

[Photograph of Michael J. C. Roth, CFA, President and Vice Chairman of the Board appears here]

Shortly after we opened James' account, the stock market began to feel the effects of long-simmering problems. There was the Asian crisis, Russia in turmoil, a worsening trade deficit, and very high stock valuations. Suddenly, the mood changed. There were several days of market drops well over 100 points on the Dow. The August 8 edition of The Economist has a picture of a bear on the cover under the caption "Grin and bear it." So, how do we feel about the four InveStart accounts? We feel just fine!

The reason is that we have a match between our objective and our risk tolerance. These accounts are aimed at events 15 to 17 years from now, college for four grandchildren. We are certain that between then and now, the market will fluctuate. I think we're better off to keep adding to the InveStart accounts, because I believe the risk and potential reward are in harmony.

Whatever your investment situation, I believe it is possible to achieve this kind of match between risk and potential reward that can help you with your investment program.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Past performance is no guarantee of future results.

A systematic plan, such as Investart, does not assure a profit or protect against loss in declining markets.

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.







Investment Review

USAA SHORT-TERM BOND FUND

OBJECTIVE: High current income consistent with preservation of principal.

TYPES OF INVESTMENTS: A broad range of investment-grade debt securities.

--------------------------------------------------------------------------------
                                           7/31/97              7/31/98
--------------------------------------------------------------------------------
  Net Assets                            $133.7 Million       $181.2 Million
  Net Asset Value Per Share                 $10.03                $9.99
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/98
--------------------------------------------------------------------------------
      1 Year               5 Years              Since Inception on 6/1/93
       5.91%                5.99%                         5.97%
--------------------------------------------------------------------------------

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.









CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund, the Lipper Short Investment Grade Debt Funds Average, and the Lehman Brothers 1-3 Year Government/Corporation Index for the period of 06/01/93 through 07/31/98. The data points from the graph are as follows:


              USAA Short-       Lipper Short Inv Grade          Lehman 1-3
            Term Bond Fund        Grade Debt Average        Govt/Corp Index
            --------------      -----------------------     ----------------

06/01/93      $10,000                    $10,000                   $10,000
06/30/93       10,073                     10,076                    10,076
12/31/93       10,285                     10,311                    10,285
06/30/94       10,177                     10,235                    10,236
12/31/94       10,287                     10,336                    10,342
06/30/95       11,032                     10,955                    11,033
12/31/95       11,438                     11,390                    11,476
06/30/96       11,640                     11,535                    11,645
12/31/96       12,160                     11,958                    12,066
06/30/97       12,537                     12,298                    12,416
12/31/97       13,031                     12,707                    12,870
06/30/98       13,438                     13,068                    13,259
07/31/98       13,494                     13,124                    13,321

Data from 6/1/93 through 7/31/98

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund to the broad-based Lehman Brothers 1-3 Year Government/Corporate Index and the Lipper Short Investment Grade Debt Funds Average. The Lehman Index is an unmanaged index made up of government, agency, and corporate bonds longer than one year and less than three years. The Lipper Average is the average performance level of all Short Investment Grade Debt Funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.









Message from the Manager

[Photograph of Portfolio Manager, Paul Lundmark, CFA, appears here]

THE MARKET
Since the last report, long-term interest rates (10 through 30 years to maturity) have fallen. Investors believe that the rate of inflation, the primary determinant of the general level of interest rates, will continue to move downward over time. However, short-term rates (1 through 5 years to maturity) have not fallen due to the Federal Reserve keeping overnight rates unchanged. Lack of action from the Federal Reserve is due in part to the fear that current tight labor markets could cause labor costs to increase and revive inflation. The unknown trump card is Asia. Going forward, the level of interest rates will be impacted by how significantly the Asian economic downturn affects our economy.

PORTFOLIO STRATEGIES
As I have said in previous annual and semiannual reports, I do not try to time the markets because no one has consistently been successful in predicting the course of interest rates over time. The other reason is that for fixed-income securities, the primary component of your total return should be derived from the income that you receive, not from changes in the net asset value.

As shown in the table on the next page, dividend returns for the Fund have been the dominant component of the respective total returns. This assumes that you reinvest 100% of your dividends.

                     Average Annual Compounded Returns with
            Reinvestment of Dividends - Periods Ending July 31, 1998
--------------------------------------------------------------------------------
                       TOTAL               DIVIDEND               PRICE
                      RETURN     EQUALS     RETURN     PLUS      CHANGE
--------------------------------------------------------------------------------
        Since 6/1/93   5.97%        =        5.96%       +        0.01%
        5 Years        5.99%        =        6.02%       +       -0.03%
        3 Years        6.82%        =        6.40%       +        0.42%
        1 Year         5.91%        =        6.31%       +       -0.40%
--------------------------------------------------------------------------------




ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA Short-Term Bond Fund for the years ended July 31, 1998.

Total Return for years ended:
-------------------------------------------------------------------------------

7/31/93   .87% *
7/31/94  1.71%
7/31/95  7.90%
7/31/96  5.62%
7/31/97  8.97%
7/31/98  5.91%


**Compounded Dividend Yield for years ended:
--------------------------------------------------------------------------------

7/31/93   .67% *
7/31/94  4.40%
7/31/95  6.57%
7/31/96  6.43%
7/31/97  6.47%
7/31/98  6.31%


Change in Share Price:
--------------------------------------------------------------------------------

7/31/93    .20% *
7/31/94  -2.69%
7/31/95   1.33%
7/31/96  -0.81%
7/31/97   2.50%
7/31/98  -0.40%

* Since inception on 6/1/93

**Compounded Dividend yield calculation includes only income distributions.


Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. Dividend return is the income dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


You will not see dramatic changes in the bond maturities in the portfolio in an attempt to time the market. My emphasis continues to be looking for bonds that represent value in terms of risk and total return. The other side of that search is selling securities in the portfolio that no longer represent value. While there are no hard and fast rules as to what value means, I feel that the primary components of value are yield, credit quality, structure (maturity, coupon, redemption features) and liquidity.


For the 1-, 3-, and 5-year periods ending July 31, 1998, your Fund's total return of 5.91%, 6.82% and 5.99% ranked 29 out of 103, 8 out of 81, and 7 out of 50, respectively by Lipper, in the Short Investment Grade Debt Funds category.(1) As you can see, the philosophy of maximizing income and not trying to time the market has worked very well.(2) I must also credit our seasoned team of fixed income analysts for helping to identify improving credits and sectors and to avoid problem situations.

(1) Lipper Anaytical Services, Inc. is an independent organization that monitors the performance of mutual funds. Rankings are based on total return.
(2) Past performance is no guarantee of future results.


PORTFOLIO MIX

A pie chart is shown here depicting the Portfolio Mix as of July 31, 1998 of the USAA Short-Term Bond Fund to be:

Fixed Rate Instruments - 67.4%*; Variable Rate Demand Notes - 27.1%*; and Commercial Paper - 5.4%*.

* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.


See page 11 for a complete listing of the Portfolio of Investments.







Distributions to Shareholders

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 1998. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1999.



                     Ordinary income                $.6153*
                                                    =======

* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.







Independent Auditors' Report

The Shareholders and Board of Directors

USAA SHORT-TERM BOND FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Short-Term Bond Fund, a portfolio of USAA Mutual Fund, Inc., as of July 31, 1998 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 7 to the financial statements, for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Short-Term Bond Fund as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                        KPMG Peat Marwick LLP

San Antonio, Texas
September 4, 1998










USAA SHORT-TERM BOND FUND
CATEGORIES AND DEFINITIONS
PORTFOLIO OF INVESTMENTS

July 31, 1998

Fixed Rate Instruments - consist of bonds and notes. The interest rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security for face value on either that day or within 30 days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The VRDN's effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Cash  Equivalents  -  consist  of  short-term   obligations   issued  by  banks,
corporations, and U.S. Government Agencies. The interest rate is constant to maturity.

Credit Enhancement (CRE) - adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer.


PORTFOLIO DESCRIPTION ABBREVIATIONS
     COP    Certificate of Participation
     DEB    Debentures
     IDA    Industrial Development Authority/Agency
     IDB    Industrial Development Board
     MFH    Multi-Family Housing
     MTN    Medium-Term Note
     RB     Revenue Bond







USAA SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

July 31, 1998


 Principal                                                   Coupon                          Market
  Amount               Security                               Rate        Maturity            Value
------------------------------------------------------------------------------------------------------
                         FIXED RATE INSTRUMENTS (67.4%)
                             CORPORATE BONDS (40.5%)
            Banks - Major Regional
  $ 4,500   Corporacion Andina De Fomento, Global Bonds       7.38%        7/21/00          $ 4,589
                                                                                            ----------
            Finance - Consumer
    5,000   Capital One Bank, Bank Notes                      5.95         2/15/01            4,976
    3,000   Capital One Bank, Bank Notes                      6.15         6/01/01            2,998
                                                                                            ----------
                                                                                              7,974
                                                                                            ----------
            Home Furnishings & Appliances
    3,000   MacSaver Financial Services, Inc., Notes          7.40         2/15/02            2,928
                                                                                            ----------
            Real Estate Investment Trusts
    3,000   Developers Diversified Realty Corp.,
              Senior Notes                                    7.63         5/15/00            3,070
    5,000   Equity Operating L.P., Notes (a)                  6.38         2/15/02            5,021
    4,500   Franchise Finance Corp. of America,
              Senior Notes                                    7.00         11/30/00           4,562
    8,000   Glenborough Property, L.P., Senior Notes (a)      7.63         3/15/05            8,048
    7,000   HRPT Properties Trust, Senior Notes               6.70         2/23/05            6,963
    3,000   Nationwide Health Properties, Inc., MTN           8.61         3/01/02            3,203
    5,000   Oasis Residential, Inc., Notes                    6.75         11/15/01           5,067
    4,500   TriNet Corporate Realty Trust, Inc., Notes        7.30         5/15/01            4,606
                                                                                            ----------
                                                                                             40,540
                                                                                            ----------
            Retail - General Merchandising
    3,000   Dayton Hudson Corp., Notes                        5.95          6/15/00           3,002
    2,000   Kmart Corp., MTN                                  7.72          6/25/02           2,042
    2,000   Kmart Corp., MTN                                  7.76          7/01/02           2,044
                                                                                            ----------
                                                                                              7,088
                                                                                            ----------
            Telecommunications - Long Distance
    4,000   WorldCom, Inc., Senior Notes                      7.55          4/01/04           4,242
                                                                                            ----------
            Waste Management
    6,000   Waste Management, Inc., Notes                     6.38          12/01/03          6,010
                                                                                            ----------
              Total corporate bonds (cost: $72,329)                                          73,371
                                                                                            ----------
                         ASSET BACKED SECURITIES (8.3%)
    6,000   FirstPlus Home Loan Owner Trust,
              Series 1997-4, Class A-5                        6.62          9/10/15           6,080
    4,000   Firstplus Home Loan Owner Trust,
              Series 1998, Class A-2                          6.54          4/10/15           4,019
    5,000   Firstplus Home Loan Owner Trust,
              Series 1998, Class A-4                          6.24          2/10/14           4,998
                                                                                            ----------
              Total asset backed securities (cost $14,999)                                   15,097
                                                                                            ----------

                   COLLATERALIZED MORTGAGE OBLIGATIONS (18.6%)
    5,172   Federal Home Loan Mortgage Corp.,
              Series 1998-11 M                                9.00          2/18/24           5,524
    3,501   Federal Home Loan Mortgage Corp.,
              Series 1998-2 GA                                8.50          4/18/25           3,646
    6,741   Federal Home Loan Mortgage Corp.,
              Series 1998-7 H                                 9.00          3/18/25           7,203
    6,811   Federal National Mortgage Assn.,
              Series 1997-72 CA                               9.50          9/18/23           7,240
    3,787   Federal National Mortgage Assn.,
              Series 1997-79 U                                9.00          11/18/24          3,992
    5,733   Federal National Mortgage Assn.,
              Series 1997-89 N                                9.50          12/20/22          6,130
                                                                                            ----------
            Total collateralized mortgage obligations
              (cost: $34,386)                                                                33,735
                                                                                            ----------
            Total fixed rate instruments (cost: $121,714)                                   122,203
                                                                                            ----------

                       VARIABLE RATE DEMAND NOTES (27.1%)
            Appropriated Debt
    1,990   City of Gardena, CA, COP, Series 1995 (CRE)       6.50          7/01/25           1,990
                                                                                            ----------
            Buildings
    2,055   Goson, Notes, Series 1997 (CRE)                   5.77          11/01/17          2,055
    2,075   Montgomery, AL, IDB RB, Series 1996C (CRE)        5.80          7/01/16           2,075
    1,560   Scottsboro, AL, IDB RB, Series 1995 (CRE)         5.80          10/01/10          1,560
                                                                                            ----------
                                                                                              5,690
                                                                                            ----------
            Electrical Equipment
    2,960   APSCO, Inc., Notes, Series 1996 (CRE)             5.77          9/01/03           2,960
                                                                                            ----------
            Entertainment
    3,750   Denver, CO, Urban Renewal Auth. Tax
              Increment RB, Series 1992B (CRE)                5.76          9/01/11           3,750
                                                                                            ----------

            Finance - Diversified
      645   New Jersey Economic Development Auth.
              Bonds, Series 1996A2 (CRE)                      5.85           11/01/16           645
      600   New Jersey Economic Development Auth.
              Bonds, Series 1996D2 (CRE)                      5.85           11/01/06           600
                                                                                            ----------
                                                                                              1,245
                                                                                            ----------
            Heavy Duty Trucks & Parts
    2,680   Missouri Economic Development Export IDA
              RB, Series 1993B (CRE)                          5.70           6/01/08          2,680
                                                                                            ----------
            Leisure Time
    3,030   Greenville, SC, Memorial Auditorium District Public
              Facilities Corp., (CRE)                         5.75           9/01/08          3,030
                                                                                            ----------
            Lodging/Hotel
    2,540   Birmingham, AL, Historical Preservation Auth.
              Taxable RB, Series 1993 (CRE)                   6.19           5/01/18          2,540
    3,010   Rockside Road Properties, Notes,
              Series 1995 (CRE)                               5.72           7/01/10          3,010
                                                                                            ----------
                                                                                              5,550
                                                                                            ----------
            Multi-Family Housing
      155   Bartlett, IL, MFH RB, Series 1995 (CRE)           6.10           3/01/25            155
    5,900   Continental Valorem Corp., DEB,
              Series 1988 (CRE)                               6.05           6/01/13          5,900
                                                                                            ----------
                                                                                              6,055
                                                                                            ----------
            Nursing Care
    3,525   Grand Valley Atrium, Inc. Taxable RB (CRE)        5.71           6/01/18          3,525
                                                                                            ----------
            Real Estate - Other
    4,977   Erie Funding I, Notes (CRE)                       5.72           11/01/16         4,977
    4,000   Katz Capital Corp., Taxable Notes                 5.77           6/15/28          4,000
    2,200   Wynrose, Inc., Notes, Series 1995A (CRE)          5.80           11/01/05         2,200
                                                                                            ----------
                                                                                             11,177
                                                                                            ----------
            Miscellaneous
    1,425   Ontario Redevelopment Agency, CA, RB,
              Series B (CRE)                                  6.24           9/01/27          1,425
                                                                                            ----------
            Total variable rate demand notes (cost: $49,077)                                 49,077
                                                                                            ----------

                             CASH EQUIVALENTS (5.4%)
            Commercial Paper
    2,782   Houghton Mifflin Co.                              5.80           8/03/98          2,781
    7,000   Los Angeles County Metropolitan
              Transportation Auth. Notes                      6.20           8/06/98          7,000
                                                                                            ----------
            Total cash equivalents (cost: $9,781)                                             9,781
                                                                                            ----------
            Total investments (cost: $180,572)                                              $181,061
                                                                                            ==========


                          Portfolio Summary By Industry

            Real Estate Investment Trusts                       22.4%
            Collateralized Mortgage Obligations                 18.6
            Asset Backed Securities                              8.3
            Real Estate - Other                                  6.2
            Finance Consumer                                     4.4
            Retail - General Merchandising                       3.9
            Sales Tax                                            3.9
            Multi-Family Housing                                 3.3
            Waste Management                                     3.3
            Buildings                                            3.2
            Lodging / Hotel                                      3.1
            Banks - Major Regional                               2.5
            Telecommunications - Long Distance                   2.3
            Entertainment                                        2.1
            Nursing Care                                         1.9
            Leisure Time                                         1.7
            Electrical Equipment                                 1.6
            Home Furnishings & Appliances                        1.6
            Publishing                                           1.5
            Heavy Duty Trucks & Parts                            1.5
            Appropriated Debt                                    1.1
            Other                                                1.5
                                                                -----
                                                                99.9%
                                                                =====








USAA SHORT-TERM BOND FUND
NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 1998


GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES
(a) Security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by the Fund's investment manager. Any resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by the Rule 144A.


See accompanying notes to financial statements.







USAA SHORT-TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 1998

ASSETS
   Investments in securities, at market value
     (identified cost of $180,572)                                    $ 181,061
   Cash                                                                     190
   Receivables:
      Capital shares sold                                                   296
      Interest                                                            1,992
                                                                      ----------
         Total assets                                                   183,539
                                                                      ----------
LIABILITIES
   Securities purchased                                                   1,200
   Capital shares redeemed                                                  955
   USAA Investment Management Company                                        29
   USAA Transfer Agency Company                                              24
   Accounts payable and accrued expenses                                     59
   Dividends on capital shares                                              101
                                                                      ----------
         Total liabilities                                                2,368
                                                                      ----------
            Net assets applicable to capital shares outstanding       $ 181,171
                                                                      ==========

REPRESENTED BY:
   Paid-in capital                                                    $ 180,248
   Accumulated net realized gain on investments                             434
   Net unrealized appreciation of investments                               489
                                                                      ----------
            Net assets applicable to capital shares outstanding       $ 181,171
                                                                      ==========
   Capital shares outstanding                                            18,131
                                                                      ==========
   Authorized shares of $.01 par value                                  120,000
                                                                      ==========
   Net asset value, redemption price, and offering price per share    $    9.99
                                                                      ==========

See accompanying notes to financial statements.









USAA SHORT-TERM BOND FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 1998


Net investment income:
   Interest income                                                     $ 10,250
                                                                      ==========
   Expenses:
      Management fees                                                       370
      Transfer agent's fees                                                 271
      Custodian's fees                                                       65
      Postage                                                                25
      Shareholder reporting fees                                             18
      Directors' fees                                                         4
      Registration fees                                                      65
      Professional fees                                                      37
      Other                                                                   4
                                                                      ----------
         Total expenses before reimbursement                                859
      Expenses reimbursed                                                   (91)
                                                                      ----------
         Total expenses after reimbursement                                 768
                                                                      ----------
            Net investment income                                         9,482
                                                                      ----------
Net realized and unrealized gain (loss) on investments:
   Net realized gain                                                        442
   Change in net unrealized appreciation/depreciation                      (936)
                                                                      ----------
            Net realized and unrealized loss                               (494)
                                                                      ----------
Increase in net assets resulting from operations                       $  8,988
                                                                      ==========


See accompanying notes to financial statements.









USAA SHORT-TERM BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

                                                              1998        1997
                                                           ---------------------
From operations:
   Net investment income                                   $  9,482    $  7,099
   Net realized gain on investments                             442         410
   Change in net unrealized appreciation/depreciation of
      investments                                              (936)      2,464
                                                           ---------------------
      Increase in net assets resulting from operations        8,988       9,973
                                                           ---------------------
Distributions to shareholders from:
   Net investment income                                     (9,472)     (7,099)
                                                           ---------------------
   Net realized gains                                            --         (51)
                                                           ---------------------
From capital share transactions:
   Proceeds from shares sold                                105,161      75,807
   Shares issued for dividends reinvested                     8,269       6,140
   Cost of shares redeemed                                  (65,521)    (52,056)
                                                           ---------------------
      Increase in net assets from capital share
         transactions                                        47,909      29,891
                                                           ---------------------
Net increase in net assets                                   47,425      32,714
Net assets:
   Beginning of period                                      133,746     101,032
                                                           ---------------------
   End of period                                           $181,171    $133,746
                                                           =====================
Change in shares outstanding:
   Shares sold                                               10,515       7,655
   Shares issued for dividends reinvested                       827         620
   Shares redeemed                                           (6,550)     (5,259)
                                                           ---------------------
      Increase in shares outstanding                          4,792       3,016
                                                           =====================


See accompanying notes to financial statements.








USAA SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS

July 31, 1998


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the USAA Short-Term Bond Fund (the Fund). The Fund's investment objective is high current income consistent with preservation of principal. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets primarily in U.S. dollar-denominated debt securities that are investment-grade at the time of their purchase. The Fund will maintain a dollar-weighted average portfolio maturity of three years or less.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to increase accumulated net realized gain on investments by $10,000 and decrease accumulated undistributed net investment income by $10,000.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended July 31, 1998.


(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended July 31, 1998 were $85.1 million and $50.4 million, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 1998 was $1,226,000 and $737,000, respectively.


(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company. The Fund's management fees are computed at .24% of its annual average net assets.

The Manager has  voluntarily  agreed to limit the annual expenses of the Fund to
 .50% of its annual average net assets. Because the Fund's annual expenses for the year ended July 31, 1998 exceeded .50%, the Manager has waived a portion of its management fee to reduce the Fund's annual expenses to .50%.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.


(6) Transactions with Affiliates
Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.


(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                 Ten-Month
                                                                                Period Ended
                                            Year Ended July 31,                   July 31,
                             ------------------------------------------------------------------
                                   1998        1997        1996        1995        1994
                             ------------------------------------------------------------------
Net asset value at
   beginning of period          $  10.03     $   9.79     $  9.87      $  9.74     $  10.08
Net investment income                .62          .61         .62          .61          .37
Net realized and
   unrealized gain (loss)           (.04)         .25        (.08)         .13         (.33)
Distributions from net
   investment income                (.62)        (.61)       (.62)        (.61)        (.37)
Distributions of realized
   capital gains                      --         (.01)         --           --         (.01)
                             ------------------------------------------------------------------
Net asset value at
   end of period               $    9.99     $  10.03     $  9.79       $ 9.87     $   9.74
                             ==================================================================
Total return (%) *                  5.91         8.97        5.62         7.90         0.39
Net assets at
   end of period (000)         $ 181,171     $133,746     $101,032     $76,190     $ 48,228
Ratio of expenses to
   average net assets (%)           .50           .50         .50          .50          .50(a)
Ratio of expenses to average
   net assets excluding
   reimbursement (%)                .56           .61         .66          .74          .87(a)
Ratio of net investment
   income to
   average net assets (%)          6.16          6.14        6.29         6.34         4.51(a)
Portfolio turnover (%)            48.24         27.85       66.81       103.02       142.08


* Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.









DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777